UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 3, 2005

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation)	001-09120 (Commission File Number)	22-2625848 (I.R.S. Employer Identification No.)

80 Park Plaza, P.O. Box 1171
Newark, New Jersey 07101-1171
(Address of principal executive offices) (Zip Code)

973-430-7000
(Registrant’s telephone number, including area code)
http://www.pseg.com

PSEG POWER LLC

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-49614 (Commission File Number)	22-3663480 (I.R.S. Employer Identification No.)

80 Park Plaza, T-25
Newark, New Jersey 07102-4194
(Address of principal executive offices) (Zip Code)

973-430-7000
(Registrant’s telephone number, including area code)
http://www.pseg.com

PUBLIC SERVICE ELECTRIC AND GAS COMPANY
(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation)	001-00973 (Commission File Number)	22-1212800 (I.R.S. Employer Identification No.)

80 Park Plaza, P.O. Box 570
Newark, New Jersey 07101-0570
(Address of principal executive offices) (Zip Code)

973-430-7000
(Registrant’s telephone number, including area code)
http://www.pseg.com

PSEG ENERGY HOLDINGS LLC
(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation)	000-32503 (Commission File Number)	42-1544079 (I.R.S. Employer Identification No.)

80 Park Plaza, T-20
Newark, New Jersey 07102-4194
(Address of principal executive offices) (Zip Code)

973-456-3581
(Registrant’s telephone number, including area code)
http://www.pseg.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The information contained in Item 2.02. Results of Operations and Financial Condition in this Form 8-K is furnished solely for PSEG. The information contained in Item 8.01 Other Events in this combined Form 8-K is separately filed, as noted, by Public Service Enterprise Group Incorporated (PSEG), Public Service Electric and Gas Company (PSE&G), PSEG Power LLC (Power) and PSEG Energy Holdings LLC (Energy Holdings). Information contained herein relating to any individual company is provided by such company on its own behalf and in connection with its respective Form 8-K. PSE&G, Power and Energy Holdings each makes representations only as to itself and makes no other representations whatsoever as to any other company.

Item 2.02 Results of Operations and Financial Condition

On February 3, 2005, PSEG announced unaudited financial results for the quarter and year ended December 31, 2004. A copy of the earnings release dated February 3, 2005 is furnished as Exhibit 99 to this Form 8-K. The information contained in this report is being furnished pursuant to Item 2.02 as directed by the U.S. Securities and Exchange Commission.

Item 8.01 Other Events

PSEG, PSE&G, Power and Energy Holdings

Fourth Quarter and Annual 2004 Results

On February 3, 2005, the following unaudited results were announced for PSEG, PSE&G, Power and Energy Holdings.

Income from Continuing Operations for the quarter ended December 31, 2004 was $92 million, $65 million, $16 million and $36 million for PSEG, PSE&G, Power and Energy Holdings, respectively. As required by generally accepted accounting principles, Income from Continuing Operations for PSE&G and Energy Holdings does not include preferred securities dividends/distributions of $1 million and $3 million, respectively. Net Income for PSEG, or Earnings Available to PSEG with respect to PSE&G, Power and Energy Holdings, for the quarter ended December 31, 2004 was $92 million, $64 million, $16 million and $33 million, respectively.

Income from Continuing Operations for the year ended December 31, 2004 was $726 million, $346 million, $308 million and $141 million for PSEG, PSE&G, Power and Energy Holdings, respectively. As required by generally accepted accounting principles, Income from Continuing Operations for PSE&G and Energy Holdings does not include preferred securities dividends/distributions of $4 million and $16 million, respectively. Net Income for PSEG, or Earnings Available to PSEG with respect to PSE&G, Power and Energy Holdings, for the year ended December 31, 2004 was $731 million, $342 million, $308 million and $130 million, respectively.

Item 9.01 Financial Statements and Exhibits

Exhibit 99	Earnings Release announcing 2004 fourth quarter and annual results dated February 3, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED

(Registrant)

By:	/s/ Patricia A. Rado

Patricia A. Rado Vice President and Controller (Principal Accounting Officer)

Date: February 3, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

PUBLIC SERVICE ELECTRIC AND GAS COMPANY

(Registrant)

By:	/s/ Patricia A. Rado

Patricia A. Rado Vice President and Controller (Principal Accounting Officer)

Date: February 3, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

PSEG POWER LLC

(Registrant)

By:	/s/ Patricia A. Rado

Patricia A. Rado Vice President and Controller (Principal Accounting Officer)

Date: February 3, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

PSEG ENERGY HOLDINGS LLC

(Registrant)

By:	/s/ Patricia A. Rado

Patricia A. Rado Vice President and Controller (Principal Accounting Officer)

Date: February 3, 2005